Exhibit 10.2

Certain identified information has been excluded from this exhibit in accordance with Item 601(b)(10)(iv) of Regulation S-K because it (i) is not material and (ii) is the type that the registrant treats as private or confidential. Redacted information is marked with a [***].

Location:	Bukhara, Uzbekistan	Местонахождение:	г. Бухара, Узбекистан
Entity No.:	[***]	Юр. Лицо №:	[***]
Unit No.:	[***]	Объект №:	[***]

SERVICES AGREEMENT	СОГЛАШЕНИЕ ОБ ОКАЗАНИИ УСЛУГ

THIS SERVICES AGREEMENT (“Agreement”), is signed on 29 December, 2020(“Effective Date”) between:	НАСТОЯЩЕЕ СОГЛАШЕНИЕ ОБ ОКАЗАНИИ УСЛУГ («Соглашение») заключено 29 декабря 2020года («Дата Вступления в Силу») между:

WYNDHAM HOTEL GROUP (UK) EAST LIMITED, a company, organised and existing under the laws of England and Wales, whose registered office is located at: The Triangle, 5 - 17 Hammersmith Grove, London, W6 0LG, United Kingdom, represented by [***] its Director (“we”, “our” or “us”), and	УИНДЭМ ХОУТЕЛ ГРУП (ЮКей) ИСТ ЛИМИТЕД, компанией, организованной и существующей по законодательству Англии и Уэльса, зарегистрированный офис которой находится по адресу: Трайэнгл, 5 - 17 Хаммерсмит Гроув, Лондон, W6 0LG, Соединенное Королевство, в лице директора [***] («мы», «нас» либо «наше»), и

WIDE TENT SYSTEM LLC, a limited liability company, organised and existing under the laws of Uzbekistan, whose registered office is located at: building 1A, Maksud Shaykhzoda Street, Uchtepa District, Tashkent, Uzbekistan, represented by [***], its Director (“you” or “your”),	ООО «WIDE TENT SYSTEM», общество с ограниченной ответственностью, организованное и существующее по законодательству Узбекистана, зарегистрированный офис которого находится по адресу: Узбекистан, 100000, г. Ташкент, район Учтепа, ул. Максуд Шайхозода, дом 1А, представленное [***], его Директором («вы», «вас», «ваше» и т.д.),

individually referred to as a “party” and together referred to as “parties”.	по отдельности именуемые «сторона» и совместно именуемые «стороны».

Capitalised terms used herein that are not otherwise defined shall have the meanings given to them in this Agreement or in the Sublicense Agreement.	Слова, написанные с заглавной буквы, являются терминами, значения которых определены либо в настоящем Соглашении, либо в Сублицензионном Соглашении.

In consideration of the following mutual promises, covenants and agreements contained herein, the parties agree as follows:	Принимая во внимание следующие взаимные обещания, договоренности и соглашения, содержащиеся здесь, стороны договорились о нижеследующем:
1. Introduction.	1. Вводная Часть.

1.1 We have the right, pursuant to the sublicense agreement with an Affiliate of Wyndham Hotels & Resorts, Inc., to use and to sublicense in Uzbekistan and the Commonwealth of Independent States certain trademarks and service marks, including the Marks, and the distinctive Wyndham System for providing transient guest lodging services to the public under the “WYNDHAM” mark. We have the right to sublicense to you the distinctive “Wyndham” System for providing transient guest lodging services and other services.	1.1 Согласно сублицензионному соглашению с участием Аффилированного лица с Уиндэм Хотэлс энд Резортс, Инк мы имеем право использовать и сублицензировать в Узбекистане и Содружестве Независимых Государств товарные знаки и знаки обслуживания, включая Знаки, а также обладающую отличительными характеристиками Систему «Уиндэм», в целях предоставления широкой общественности услуг под знаком «УИНДЭМ» по кратковременному размещению постояльцев. Мы обладаем правом сублицензирования вам прав на использование обладающей отличительными характеристиками Системы «Уиндэм» в целях предложения услуг по кратковременному размещению постояльцев и иных услуг.

1.2 On the Effective Date you have entered into a Trademark Sublicense Agreement (the “Sublicense Agreement”) with us to operate your Facility as a Wyndham Facility.	1.2 В Дату Вступления в Силу вы заключаете Сублицензионное Соглашение о предоставлении права на использование товарных знаков («Сублицензионное Соглашение») с нами, согласно которому Объект будет функционировать как Объект сети Уиндэм.

1.3 We are knowledgeable and experienced in providing technical and consulting support and guidance on the design, development and construction of Chain Facilities, as well as reservations, sales and marketing, training, and certain other services to Chain Facilities.	1.3 Мы обладаем знаниями и опытом в области технического и консультационного обеспечения и руководства по проектированию, разработке и строительству Объектов Сети, а также организации бронирования, продаж, маркетинга, обучения и оказания некоторых других услуг для Объектов Сети.

1.4 You desire to obtain from us the benefit of such services for use in the operation of your Facility.	1.4 Вы желаете воспользоваться нашими услугами в этой области для организации работы Объекта.

1.5 Any provision of the Sublicense Agreement incorporated by reference in this Agreement shall be deemed to be modified to the extent necessary so as to conform to the terminology used in this Agreement.	1.5 Любые положения Сублицензионного Соглашения, включенные в Соглашение в силу ссылки, считаются включенными с изменениями, необходимыми для обеспечения их соответствия используемой в настоящем Соглашении терминологии.

2. Our Obligations.	2. Наши Обязательства.

2.1 Provision of Services.	2.1 Оказание Услуг.

We shall make available to you during the Term the services that we or our Affiliates make available to substantially all Wyndham hotels, including, without limitation:	Мы предоставим в течение Срока Действия такие услуги, которые мы или наши Аффилированные Лица предоставляем практически всем гостиницам Уиндэм, включая, но не ограничиваясь:

(A) technical and consulting support and guidance on the planning, designing, constructing, furnishing and equipping of the Facility, before the Opening Date, if applicable (“Technical Services”), and	(A) техническое и консультационное обеспечение и руководство по планированию, проектированию, строительству, мебилированию и оснащению Объекта до Даты Открытия, если применимо («Технические Услуги»), и

(B) a reservations system, sales and marketing program and other guest loyalty program for use in the operation of your Facility,	(B) систему бронирования, программу продаж и маркетинга и программу поощрения постоянных клиентов для использования в работе Объекта,

(collectively, the “Services”).	(совместно «Услуги»).

You acknowledge that the Services are an essential element in maintaining conformity in the operation of the Chain Facilities, and agree to use the Services in the operation of your Facility in strict accordance with the terms of this Agreement. You shall not use the Services in connection with any other hotel, business or activity anywhere in the world at any time. You acknowledge and agree that all of your duties, covenants and obligations under this Agreement are material to us as a condition of making the Services available to the Facility. Any Services to be provided under this Agreement may be provided by us or an Affiliate, or by a third party designated by us or an Affiliate.	Вы подтверждаете, что Услуги являются важным компонентом обеспечения единых стандартов обслуживания на всех Объектах Сети и обязуетесь использовать Услуги в ходе эксплуатации вашего Объекта в строгом соответствии с условиями настоящего Соглашения. Вы не можете использовать настоящие Услуги для других гостиниц, для целей иной коммерческой и прочей деятельности когда-либо и где-либо в мире. Вы подтверждаете свое понимание и согласие с тем, что соблюдение вами своих обязанностей, договоренностей и обязательств по настоящему Соглашению является для нас существенным условием предоставления Услуг Объекту. Любые Услуги, которые должны быть оказаны по условиям настоящего Соглашения, могут быть предоставлены как нами, так и нашими Аффилированными Лицами или третьей стороной, назначенной нами или любым из наших Аффилированных Лиц.

2.2 Location of Services.	2.2 Место оказания Услуг.

The Services to be provided by us under this Agreement will be performed by officers or employees of, or other Persons engaged by us or our Affiliates located at our corporate offices in the United Kingdom or our headquarters offices in the United States of America or in other offices located outside Uzbekistan. While not anticipated to the extent our representatives must travel for promotional or quality control purposes or provide any of the Services in Uzbekistan, this will in no event be for more than 30 days in any calendar year.	Услуги, которые будут оказаны нами согласно настоящему Соглашению, будут оказаны должностными лицами или работниками, или иными Лицами, привлеченными нами или нашими Аффилированными Лицами, по месту нахождения офисов нашей компании Соединенном Королевстве или в головном офисе в Соединенных Штатах Америки или в других местах за пределами Узбекистана. Хотя мы не ожидаем, что у наших представителей возникнет необходимость приезжать в Узбекистан в связи с программами продвижения Услуг или для контроля качества Услуг, в любом случае продолжительность их пребывания в Узбекистане не превысит 30 дней за любой календарный год.

3. Term.	3. Срок.

This Agreement shall be for a period of [***] (the “Term”) commencing on the Effective Date and expiring, without notice or any further action by the parties, upon the expiration or earlier termination of the Sublicense Agreement (including any extension or renewals, if any), unless terminated earlier pursuant to the terms of this Agreement.	Настоящее Соглашение заключается сроком на [***] («Срок»), который исчисляется с Даты Вступления в Силу и заканчивается без уведомления или каких-либо дополнительных действий сторон после истечения срока действия или расторжения Сублицензионного Соглашения (в том числе продленного или возобновленного, если применимо), если только Соглашение не будет расторгнуто раньше в соответствии с предусмотренными в нем условиями.

4. The Services.	4. Услуги.

We will provide you with the following Services:	Мы предоставим вам следующие Услуги:
4.1 Training.	4.1 Обучение.

The Facility’s general manager (and another representative who exercises day to day operational authority) must attend the training programs we designate as mandatory. You will train or cause the training of all Facility personnel as and when required by System Standards and You will pay for all travel, lodging, meals and compensation expenses of the people you send for training programs, the cost of training materials and other reasonable charges for training, and all travel, lodging, meal and facility and equipment rental expenses of our representatives if training is provided at the Facility. We will offer (directly or indirectly by subcontracting with an Affiliate or a third party) general manager orientation training, on-site opening training, remedial training and supplemental training.	Генеральный управляющий Объекта (и другой представитель, обладающий полномочиями управления текущей деятельностью) должны пройти обучение, которое мы обозначили как обязательное. Ваша обязанность заключается в обучении или организации обучения всего персонала Объекта тогда и так, как это требуется по Стандартам Системы и условиям настоящего Соглашения. При направлении ваших представителей для прохождения курсов обучения вы будете нести все транспортные расходы, расходы по проживанию, питанию и возмещению их затрат, расходы по оплате учебных материалов и других разумных расходов, связанных с обучением, а также все транспортные расходы и расходы по аренде помещений и оборудования, проживанию и питанию наших представителей, если обучение будет проводиться по месту нахождения Объекта. Мы предложим (собственными силами, силами Аффилированных Лиц или третьих сторон) ориентирующее обучение для генерального управляющего, обучение персонала перед открытием, учебный курс для устранения выявленных недостатков, а также дополнительное обучение.

4.1.1 Integrated Services. We will provide you with Integrated Services at the Facility or another agreed location (at our discretion as to length and scheduling). The fee for Integrated Services will be [***] and will include the following items: (i) initial general manager training program at a location designated by us prior to the Opening Date; (ii) two seats to our training courses relating to certain technology, global sales, revenue management, system standards and other topics; (iii) two days of opening training onsite; and (iv) one day of training on areas of your choosing to be used within sixty (60) days of the Opening Date. You will pay the cost of (i) all materials, (ii) any site used if the Facility is not available and (iii) the rent for any equipment we need. You must provide lodging for our trainers at your expense. You must also pay, at our request, the reasonable travel expenses and travel allowance incurred by us in connection with our trainers conducting on-site opening training.	4.1.1 Интегрированные Услуги. Мы предоставим вам Интегрированные Услуги на Объекте или в другом оговоренном месте (продолжительность и время будут установлены по нашему усмотрению). [***] и будет включать в себя следующие пункты: (i) первоначальную программу обучения генерального управляющего в месте, указанном нами до Даты Открытия; (ii) два места на наших учебных курсах, относящихся к определенным технологиям, глобальным продажам, управлению доходами, стандартам системы и другим темам; (iii) двухдневное обучение на месте при открытии; и (iv) однодневное обучение в областях по вашему выбору, которое должно быть использовано в течение шестидесяти (60) дней с Даты Открытия. Вы оплачиваете стоимость: (i) всех материалов, (ii) любого использованного помещения, если Объект недоступен, (iii) арендной платы за необходимое нам оборудование. Вы должны предоставить жилье для наших тренеров за свой счет. Вы также должны оплатить, по нашей просьбе, разумные расходы на проезд и суточные, понесенные нами в связи с проведением нашими тренерами обучения персонала перед открытием на Объекте.

4.1.2 General Manager Training. We will offer a general manager training program at a location designated by us. The program will not exceed two (2) weeks in duration and will cover such topics as System Standards, services available from us, and operating a Chain Facility. The Facility’s general manager (or another representative who exercises day to day operational authority) for the Facility must complete this program to our satisfaction no later than six (6) months after he/she assumes the position. If we do not offer a place in general manager training within that time frame, your general manager must attend the next program held at which we offer a place. Any replacement general manager must complete general manager training within six (6) months after he/she assumes the position or when the next program is offered, whichever is later. Your general manager for the Facility must complete general manager training even if you employ managers at other Chain Facilities who have already received this training. We will charge you our then-current tuition for any replacement and/or supplemental general manager training. You must also pay for your employees’ travel, lodging, meals, incidental expenses, compensation and benefits.	4.1.2 Ориентирующее обучение для Генерального Управляющего. Мы проведем ориентирующее обучение для генерального управляющего. Место проведения учебного курса выберем мы. Продолжительность курса не превысит 2 (двух) недель и в него войдут ознакомление со Стандартами Системы, обзор предлагаемых нами услуг и основы управления Объектом Сети. Генеральный управляющий Объекта (или другой представитель, обладающий полномочиями управления текущей деятельностью) должен успешно, на уровне удовлетворяющем нас, пройти обучение по нашей программе до истечения 6 (шести) месяцев после того, как он/она займет эту должность. Если в течение указанного времени мы не предложим место для участия в ориентирующем обучении, ваш генеральный управляющий должен будет присутствовать на первом же учебном курсе, в рамках которого мы предложим место. В случае смены генерального управляющего новый генеральный управляющий также должен пройти ориентирующее обучение в течение 6 (шести) месяцев с даты назначения на эту должность или тогда, когда будет предложено место для участия в такой программе, в зависимости от того, какая из дат наступит позднее. Ваш генеральный управляющий Объекта обязательно должен пройти ориентирующее обучение даже в том случае, если на других ваших Объектах Сети работают управляющие, которые уже прошли обучение по этой программе. За новое и/или дополнительное ориентирующее обучение генерального управляющего мы выставим вам счет по расценкам, действующим на дату прохождения курса. Вы также должны будете оплатить транспортные расходы, расходы на проживание, питание, накладные расходы, зарплату и льготы для ваших сотрудников.

4.1.3 Remedial Training. We may require your general manager and/or your staff to participate in on-site remedial training if the Facility fails multiple quality assurance inspections and/or experiences significant complaints to our guest services department, as a condition to avoiding termination or to resumption of reservation service. You must pay the tuition in effect for this program when it is offered to you, and you must pay for travel, meals, materials and provide lodging for our trainers. The length of the remedial training could be up to five (5) days, depending on the severity of the quality assurance and/or customer service issues.	4.1.3 Обучение для Устранения Недостатков. Мы можем потребовать, чтобы ваш генеральный управляющий и/или персонал прошли организуемое по месту нахождения Объекта обучение для устранения выявленных недостатков, если Объект несколько раз не прошел проверку качества и/или если в нашу службу по работе с клиентами поступают серьезные жалобы на качество услуг, так как это является условием непрекращения или возобновления предоставления услуги бронирования. Эта учебная программа является платной, а также вам необходимо будет оплатить расходы наших инструкторов (транспорт, питание, учебные материалы) и за свой счет обеспечить их жильем. Продолжительность учебного курса для устранения выявленных недостатков может составлять до 5 (пяти) дней, в зависимости от того, насколько серьезными являются проблемы с качеством и/или уровнем обслуживания клиентов.

4.1.4 Supplemental Training. We may offer other mandatory or optional training programs. Optional training programs will be offered at a reasonable charge. Mandatory training fees are listed on Schedule A. From time to time, we may unilaterally, and without your consent, change the fees listed in Schedule A, provided the change is made for all our Chain Facilities by substituting a new Schedule A or otherwise notifying you. This training could be held in a training centre we designate. You will pay for your representative’s travel, lodging, meals, incidental expenses, compensation, benefits, and any tuition charge we establish for this training. This training may be held in conjunction with annual conferences. We may offer, rent or sell to you video tapes, computer discs or other on-site training aids and materials, or require you to buy them at reasonable prices. We may also offer Internet-based training via our intranet website.	4.1.4 Дополнительное Обучение. Мы можем предложить на выбор другие обязательные и опциональные программы обучения. Опциональные учебные программы проводятся по разумным расценкам. Платежи за Обязательные учебные программы перечислены в Приложении А. Время от времени мы можем изменить платежи указанные в Приложении А, в одностороннем порядке и без вашего согласия, посредством замены Приложения А на новое или уведомления вас иным образом, при условии, что такое изменени будет произведено для всех Объектов Сети. Обучение может проходить в учебном центре по нашему выбору. При направлении представителя для прохождения обучения вы должны будете оплатить его транспортные расходы, расходы по проживанию, питанию, накладные расходы, зарплату и все предусмотренные льготы, а также оплатить указанную нами стоимость обучения. Обучение может быть совмещено с ежегодными конференциями. Мы можем предложить, сдать в прокат или продать вам пленки с записью, компьютерные диски или иные учебные материалы и вспомогательные средства, либо потребовать их приобретения вами по разумным ценам. Кроме того, мы можем предложить обучение через Интернет через наш сайт и внутрикорпоративную сеть.

4.1.5 Cancellation Fees. For optional training and on-site opening training programs, we will charge you a cancellation fee of [***] if you cancel your participation less than fifteen (15) days before it is scheduled to be held. For all other programs, we may charge you a cancellation fee of [***]. These fees are non-refundable and you will also be charged the full tuition in effect for the program when you reschedule your training.	4.1.5 Плата за Отказ. За отказ от участия в опциональном обучении и от учебных программ, проводимых перед открытием по месту расположения Объекта, вы должны будете оплатить нам [***], если вы отказались от участия менее чем за 15 (пятнадцать) дней до даты его начала. В случае отказа от участия в любой другой учебной программе мы можем выставить вам счет за отказ в размере [***]. Эти суммы являются невозмещаемыми разовыми платежами, поэтому когда вы назначите дату следующего учебного курса, вам необходимо будет оплатить его стоимость полностью, без зачета ранее произведенных платежей.

4.1.6 Language and Costs. All training programs will be conducted in English. You are solely responsible for retaining and paying for any required translators. All costs for governmental visas, permits, licenses and travel authorizations to allow trainees to enter into the United States of America or other countries where training may be conducted, and to allow our personnel to enter Uzbekistan, will be borne by you.	4.1.6 Язык и Расходы. Все обучение будут проводиться на английском языке. Вы несете полную ответственность за привлечение и оплату услуг переводчиков, если они необходимы. Вы берете на себя все расходы, связанные с получением виз, лицензий, согласований и разрешений, необходимых для того, чтобы обучаемые могли въехать в Соединенные Штаты Америки или в иные страны, где может проводиться обучение, а также необходимых для въезда наших сотрудников в Узбекистан.

4.2 Reservation Service.	4.2 Система Бронирования.

4.2.1 We will operate and maintain (directly or by subcontracting with an Affiliate or one or more third parties), a computerized Reservation Service or such technological substitute(s) as we determine, in our discretion. We or our approved supplier will provide software maintenance and support for any software we or our approved supplier may license to you to connect to the Reservation Service, if you are up to date in your payment of Recurring Fees, Service Fees and all other fees you must pay under any other agreement with us or any of our Affiliates. The Facility will participate in the Reservation Service, commencing with the Opening Date for the balance of the Term. We have the right to provide reservation services to lodging facilities other than Chain Facilities or to other parties.	4.2.1 Мы будем использовать и обслуживать (сами или по договору подряда с Аффилированным Лицом, одной или несколькими третьими сторонами) компьютеризованную Систему Бронирования либо ее технологический аналог, который может быть выбран нами по собственному усмотрению. Мы, или наш утвержденный поставщик, предоставим/т услуги по обслуживанию и поддержке программного обеспечения, на которое вы получите от нас или нашего утвержденного поставщика лицензию, чтобы вы могли подключиться к Системе Бронирования, если у вас отсутствует задолженность по Периодическим Платежам, Платежам за Услуги и иным платежам, которые вы обязаны производить согласно условиям любых других договоров с нами или с нашими Аффилированными Лицами. Объект будет подключен к Системе Бронирования начиная с Даты Открытия и до истечения Срока. Мы имеем право предоставлять услуги бронирования другим сторонам или другим объектам временного проживания, помимо Объектов Сети.

4.2.2 You will (i) use the Reservation Service for offering, booking, modifying and communicating Guest Room reservations for the Facility, (ii) link any website operated by you or any of your Affiliates to the Reservation System; and (iii) comply with all the terms of any Reservation Service agreement, including paying all fees required thereunder, and with all of our other requirements regarding the Reservation Service. At our request, you will duly execute and deliver any successor agreement to any Reservation Service agreement.	4.2.2 Вы будете (i) использовать Систему Бронирования для предложения и бронирования гостиничных номеров, для внесения изменений в заявки и распространения информации о гостиничных номерах Объекта, (ii) размещать ссылку на Систему Бронирования на любом веб-сайте, управляемом вами или вашими Аффилированными Лицами; а также (iii) соблюдать все условия соглашения о Системе Бронирования, включая осуществление всех предусмотренных в соглашении платежей, а также соблюдать все наши иные требования, касающиеся Системы Бронирования. По нашему запросу вы надлежащим образом подпишете и предоставите нам любые другие соглашения, заменяющие собой соглашение о Системе Бронирования.

4.2.3 You acknowledge and agree that we may allow other lodging facilities owned, operated or licensed by us or our Affiliates, and third parties both within and outside the lodging industry, to use, participate in, lease, license or otherwise share the Reservation Service or components thereof in the manner we determine.	4.2.3 Вы признаете и соглашаетесь, что мы можем разрешить другим объектам временного проживания, которые принадлежат нам, используются нами или функционируют на основании лицензии, предоставлённой нами или нашими Аффилированными Лицами, а также третьим сторонам из гостиничной отрасли и других отраслей использовать, участвовать в предоставлении, арендовать, лицензировать или иным образом совместно использовать Систему Бронирования или ее компоненты на определяемых нами условиях.

4.3 Marketing.	4.3 Маркетинг.

4.3.1 We may engage in advertising and marketing activities funded by such portion of the Services Assessment Fees as we may determine from time to time, including promotion, publicity, public relations, market research, Wyndham website(s) development and maintenance, and other marketing and sales programs, materials, seminars and related activities, including support for the promotion of Wyndham worldwide network and maximizing the general public recognition, acceptance and use of Wyndham, and representing Wyndham at selected trade shows, forums or exhibitions, as well as any joint marketing with any of our Affiliates from which you as a user of the Wyndham brand and system receive a commercial benefit. We do not act as trustee or in any other fiduciary capacity with respect to these advertising and marketing activities, and we assume no direct or indirect liability or obligation to you with respect thereto.	4.3.1 Мы можем участвовать в рекламной и маркетинговой деятельности, для финансирования которой используется часть средств из Платежей за Обслуживание (сумма соответствующих отчислений периодически может нами пересматриваться), включая продвижение, популяризацию, связи с общественностью, маркетинговые исследования, разработку и поддержку веб-сайта(-ов) Уиндэм, а также участвовать в других программах маркетинга и сбыта, публикации материалов, проведении семинаров и иной сопутствующей деятельности, направленной на развитие международной сети Уиндэм и повышение узнаваемости, признания и использования Уиндэм широкими массами пользователей, представлять Рамада на некоторых специализированных показах, форумах и выставках, а также объединять маркетинговые усилия с любым из наших Аффилированных Лиц; из этих мероприятий вы, как пользователь системы и бренда Уиндэм, извлечете коммерческую выгоду. Мы не выполняем функции доверенного лица или иные фидуциарные функции в связи с указанной выше рекламной и маркетинговой деятельностью, и мы не берем на себя перед вами ни прямые, ни косвенные обязательства или обязанности в связи с ними.

4.3.2 We may, at our discretion, implement mandatory or optional international, national, regional or local promotional programs (“Regional Programs”). You shall participate in all mandatory programs, and may, at your discretion, participate in optional programs. Media advertising copy and other marketing materials may be made available to you in connection with Regional Programs. These Regional Programs may require additional payment or reimbursement from you to us, provided that such costs are shared on a fair and consistent basis among all participating facilities in the Regional Program. In the event we establish a Regional Marketing Association (“RMA”) in your area, you will have the right to become a member of the RMA. If you join RMA, you will pay the RMA Fee we establish on [***], in our discretion, to support the RMA’s activities. We may assist the RMA to collect the RMA Fees in our sole discretion. We have the right to establish rules of governance for all RMAs, provided however, that no RMA programs shall require you to adhere to any specific prices.	4.3.2 Мы вправе, по собственному усмотрению, ввести обязательные или опциональные международные, национальные, региональные или локальные программы продвижения («Региональные Программы»). Вы должны принимать участие во всех обязательных программах и можете, по собственному усмотрению, принимать участие в опциональных программах. В связи с проведением Региональных Программ вам могут быть предоставлены копии рекламных публикаций в СМИ и другие маркетинговые материалы. В связи с проведением таких Региональных Программ от вас может потребоваться уплатить в нашу пользу дополнительные суммы или возместить нам часть расходов при условии справедливого и корректного распределения таких расходов между всеми объектами, участвующими в такой Региональной Программе. В случае образования нами Региональной Маркетинговой Ассоциации в вашем регионе («РМА») вы получите право стать членом РМА. Для того, чтобы присоединиться к РМА, вам потребуется уплатить Сбор на РМА, сумма которого будет определена нами из расчета [***], по собственному усмотрению, для финансирования деятельности РМА. Мы можем по собственному усмотрению оказать содействие РМА в получении Сбора на РМА. Мы имеем право устанавливать правила, регулирующие деятельность всех РМА, однако при этом никакая программа РМА не может обязать вас соблюдать требования в отношении тех или иных цен.

4.3.3 We will periodically publish a Chain Directory and include the Facility after the Opening Date, provided you submit the information we request on time, and provided further you are not in default under this Agreement at the time we arrange for publication.	4.3.3 Периодически мы будем публиковать Адресный Справочник Сети, в который после Даты Открытия будет включен и ваш Объект, при условии, что запрошенная для этой цели информация будет получена в срок и при условии, что на момент публикации нами Справочника Сети вы будете соблюдать все условия настоящего Соглашения.

4.3.4 You will obtain and maintain the computer and communications service and equipment we specify to participate in the Reservation Service. You will comply with our rules and standards for participation, and will honour reservations and commitments to guests and travel industry participants. You authorize us to offer and sell reservations for rooms and services at the Facility according to the rules of participation and System Standards.	4.3.4 Вы должны получить и поддерживать в рабочем состоянии указанные нами компьютерные и телекоммуникационные услуги и оборудование, необходимые для пользования Системой Бронирования. Вы будете соблюдать наши стандарты и правила участия и обязуетесь соблюдать условия бронирования и соответствующие обязательства перед гостями и другими участниками из туристической отрасли. Вы даете нам полномочия предлагать к бронированию и продавать брони на гостиничные номера и предоставляемые Объектом услуги в соответствии с правилами участия и со Стандартами Системы.

4.3.5 The Facility must participate in our Chain-wide Internet marketing activities, including arrangements we make with third party distribution channels. You will not engage in any Internet marketing activities without our prior consent, and you will discontinue any Internet marketing that conflicts, in our reasonable discretion, with Chain-wide Internet marketing activities. You must honour the terms of any participation agreement you sign for Internet marketing. You shall pay when due any fees, commissions, charges and reimbursements relating to Internet marketing activities (i) in which you agree to participate, or (ii) that we designate as mandatory on a Chain-wide basis. We may suspend the Facility’s participation in Internet marketing activity if you default under this Agreement. No such suspension constitutes a waiver or election of remedies, and we reserve the right to terminate this Agreement for any default if not timely cured.	4.3.5 Объект должен участвовать в маркетинговых мероприятиях внутри Сети, организуемых через Интернет, включая соглашения, заключаемые нами с дистрибьюторами - третьими сторонами. Вы обязуетесь не участвовать ни в какой маркетинговой деятельности через Интернет без заблаговременного получения на то нашего согласия, а в том случае, если мы решим, что такая ваша деятельность конфликтует с проводимыми нами маркетинговыми мероприятиями в масштабах всей Сети, вы обязуетесь незамедлительно прекратить такой Интернет-маркетинг. Вы должны соблюдать условия любого соглашения об участии в маркетинговых акциях через Интернет. По наступлении сроков оплаты вы должны производить оплату услуг, комиссионного вознаграждения, сумм отчислений и возмещения расходов в связи с маркетинговыми акциями через Интернет (i) в которых вы согласились участвовать или (ii) которые были указаны нами как обязательные для всех объектов Сети. Мы можем приостановить участие Объекта в маркетинговых акциях через Интернет в случае несоблюдения вами условий настоящего Соглашения. Такая приостановка участия не является средством правовой защиты или отказом от права использования иных средств, и мы оставляем за собой право расторгнуть настоящее Соглашение в том случае, если нарушение не будет своевременно устранено.

4.4 Purchasing.	4.4 Закупки.

We may offer optional assistance to you with purchasing items used at or in the Facility. Our Affiliates may offer this service on our behalf. We may restrict the vendors authorized to sell proprietary or Mark-bearing items in order to control quality, provide for consistent service or obtain volume discounts. We may maintain and provide to you lists of suppliers approved to furnish Mark-bearing items, or whose products conform to System Standards. We may solicit and accept rebates, fees, commissions, extraordinary discounts or other similar allowances from any third-party supplier as a result of sales to you or business conducted with you.	Опционально мы можем предложить услуги по содействию в закупке предметов, используемых на Объекте. Данная услуга может быть предоставлена нашими Аффилированными Лицами от нашего лица. Мы обладаем механизмами воздействия на продавцов, уполномоченных продавать индивидуально изготавливаемые товары или изделия с Товарным Знаком, чтобы контролировать качество, стабильность услуг или с целью получения скидок с объема. Мы можем вести и предоставлять вам списки утвержденных поставщиков изделий с Товарным Знаком и поставщиков, чья продукция соответствует Стандартам Системы. Мы можем добиваться частичного возврата платежей, вознаграждения, комиссионных, скидок сверх обычных и других льготных условий от любых поставщиков - третьих сторон в результате поставок, осуществляемых ими в ваш адрес или в связи с коммерческими отношениями между вами, и принимать такие льготные условия.

4.5 Consultations and Standards Compliance.	4.5 Консультации и Соответствие Стандартам.

We will provide electronic, telephone and mail consultation on Chain Facility operation and marketing through our representatives. We will offer you access to any Internet website we may maintain to provide Chain licensees with information and services, subject to any rules, policies and procedures we establish for its use and access. We may limit or deny access to any such website and to other services offered under this Section while you are in default under this Agreement.	Мы предоставим консультации в электронном виде, по телефону и по почте по вопросам, связанным с работой Объекта Сети, а также по вопросам маркетинга через наших представителей. Мы предоставим вам доступ к любым веб-сайтам в Интернете, созданным с целью обеспечения лицензиатов Сети информацией и предоставления им услуг при соблюдении всех применимых правил, положений политики и процедур, установленных в отношении доступа и пользования этими ресурсами. Мы можем ограничить или прекратить доступ к таким веб-сайтам и к другим услугам, предоставляемым согласно условиям настоящего Раздела, в случае несоблюдения вами условий настоящего Соглашения.

4.6 Conferences.	4.6 Конференции.

You or your representative and your general manager will attend each Chain conference and pay the Conference Fee we set for Chain franchisees, if and when we hold a Chain conference. The Chain conference may be held as part of a Wyndham Hotels & Resorts multi-brand conference with special sessions and programs for our Chain only. Mandatory recurrent training for franchisees and general managers described in Section 4.1 may be held at a conference. The Conference Fee we set will be the same for all Chain Facilities that we franchise. You will pay one Conference Fee for each of the Chain Facilities you own. We may invoice and charge you for the Conference Fee even if you do not attend the Chain conference. You will receive reasonable notice of a Chain conference.	Вы или ваши представители и ваш генеральный управляющий обязаны посещать каждую конференцию Сети и оплачивать Стоимость Конференции в размере, который мы установим для лицензиатов Сети, если и когда мы проводим конференцию Сети. Конференция Сети может быть проведена как часть мультибрендовой конференции Уиндэм Хоутелз & Резортс со специальными заседаниями и программами исключительно для нашей Сети. Обязательная переподготовка для пользователей и генеральных управляющих, описанная в Разделе 4.1, может быть проведена в рамках конференции. Стоимость конференции, которую мы установим, будет одинаковой для всех Объектов Сети, которые являются нашими лицензиатами. Вы уплатите Стоимость Конференции за каждый Объект Сети, которым вы владеете. Мы можем выставить вам счет за Стоимость Конференции, а вы обязаны его оплатить, даже если вы не посетите конференцию Сети. Вы получите заблаговременное уведомление о проведении конференции Сети.

5. Services Assessment Fee, Technical Services Fee and Other Payments.	5. Платеж за Обслуживание, Платежи за Оказание Технических Услуг и Другие Платежи.

5.1 Fees.	5.1 Платежи.

5.1.1 Services Assessment Fees.	5.1.1 Платеж за Обслуживание.

You will pay us a “Services Assessment Fee” on [***] in which it accrues following our provision of an invoice and act of acceptance. We will work with you to develop an invoicing and act of acceptance format that confirms with Uzbekistan accounting and taxation requirements and which procedures facilitate our prompt payment by you. The Services Assessment Fee shall be calculated as set forth in Schedule A for advertising and marketing, being part of the Service Fees. We may use the Services Assessment Fees, in whole or in part, to reimburse our reasonable direct and indirect costs, overhead or other expenses of providing marketing and brand portal services. We are not obligated to segregate or separately account for Services Assessment Fees. Notwithstanding anything to the contrary in Section 17.2 of the Sublicense Agreement, we may, from time to time, unilaterally, and without your consent, change any of the Service Fees, provided the change is made for all Chain Facilities, and new fees and charges may be assessed for new services, by substituting a new Schedule A or otherwise notifying you. Any such change or new fee will be effective [***] after notice thereof.	Вы должны будете [***] за который была начислена плата, после получения от нас счета и акта приемки. Совместно с вами мы разработаем формы счетов и актов приемки в соответствии с требованиями бухгалтерского и налогового учета Узбекистана, а также процедуры, максимально облегчающие осуществление вами платежей в наш адрес. Платеж за Обслуживание рассчитывается согласно Приложению А и представляет собой плату за рекламные и маркетинговые услуги, и является частью Платежей за Услуги. Мы можем использовать поступления от Платежа за Обслуживание полностью или частично для возмещения понесенных нами обоснованных прямых и косвенных расходов, накладных расходов и других расходов в связи с предоставлением маркетинговых или иных услуг, предоставляемых через портал бренда. Мы не обязаны вести отдельный учет расходования средств от Платежа за Обслуживание или отчитываться за расходование этих средств. Невзирая на любые противоречащие условия, содержащиеся в Разделе 17.2 Сублицензионного Соглашения, время от времени мы можем в одностороннем порядке и без вашего согласия изменять размер любого Платежа за Услуги, указанного в Приложении А, посредством замены Приложения А на новое или уведомления вас иным образом, при условии, что такое изменение будет произведено для всех Объектов Сети, или изменение связано с возможным добавлением новых услуг. [***]

5.1.2. Reimbursement of Expenses	5.1.2 Возмещение Затрат

A. You shall reimburse the direct and reasonable expenses, including but not limited to postage, shipping, reproduction of documents, transportation, travel, lodging, meals, communications, and other similar expenses, incurred by us, or consultants hired by us, to be paid to us monthly in arrears.	А. Вы должны возместить прямые и обоснованные затраты, включая, среди прочего, почтовые расходы, доставку, копирование документов, транспортировку, деловые поездки, проживание, питание, связь и другие подобные расходы, понесенные намиили нанятыми нами консультантами, которые должны быть оплачены намежемесячно за истекший период.

B. Any technical services outside of the scope of this Agreement (including any additional fees), shall be agreed between you and us before their commencement.	В. Любые технические услуги вне рамок данного Соглашения (включая какие-либо дополнительные платы) должны быть согласованы между вами и нами до их начала.

5.2 Commissions.	5.2 Комиссионное Вознаграждение.

You will also pay or reimburse us for travel agent and other agent commissions and third party distribution channel service fees paid for certain reservations at the Facility and we will receive certain other compensation for services we provide as set forth in Schedule A. From time to time, we may unilaterally, and without your consent, change these fees and commissions, provided the change is made for all Chain Facilities, by substituting a new Schedule A or otherwise notifying you.	Вы должны будете также оплачивать или возмещать нам стоимость услуг туристических агентств, а также другие комиссионные платежи и абонентскую плату пользование каналом по некоторым из заявкам бронирования Объекта, а также мы будем получать некоторые другие виды вознаграждения согласно указанному в Приложении А. Время от времени мы можем в одностороннем порядке и без вашего согласия посредством замены Приложения А на новое или уведомления вас иным образом менять расценки при условии, что они будут меняться для всех Объектов Сети.

5.3 Interest.	5.3 Проценты.

Interest is payable on any past due amount payable to us or any of our Affiliates under this Agreement at the rate of [***] or the maximum rate permitted by applicable law, whichever is less, accruing from the due date until the amount is paid. Notwithstanding the foregoing, your failure to pay all amounts when due constitutes grounds for termination of this Agreement, as provided in Section 9.	На любые просроченные суммы, подлежащие уплате нам или нашим Аффилированным Лицам, будут начисляться проценты по ставке [***], либо по максимальной ставке, предусмотренной применимым законодательством, по меньшей из величин, за период с даты срока платежа по дату фактической оплаты. Несмотря на указанное выше, неуплата вами каких-либо сумм в установленные сроки является основанием для расторжения настоящего Соглашения в соответствии с положениями Раздела 9.

5.4 Application of Payments.	5.4 Использование Платежей.

We may apply any payments by you to any of your past due indebtedness for the Initial Fee, Recurring Fees or any other past due indebtedness to us or any of our Affiliates, notwithstanding any contrary designation by you. You agree that all such payments will be made as and when due without any setoff, deduction or prior demand therefor.	Мы имеем право использовать полученные от вас платежи для погашения любой вашей просроченной задолженности по Первоначальной Плате, Периодическим Платежам или любой другой просроченной задолженности в наш адрес или в адрес наших Аффилированных Лиц, вне зависимости от указанных вами целей платежа. Вы подтверждаете свое согласие с тем, что любые такие платежи будут производиться в соответствии с условиями и сроками оплаты без каких-либо зачетов, вычетов или учета преимущественных прав требования.

5.5 Non-Resident Withholding Taxes.	5.5 Налог, удерживаемый у источника получения прибыли нерезидентом.

5.5.1 All payments due to us under this Agreement are exclusive of any value added tax, which may be applicable. Any value added tax shall be in addition to the amount payable and shall be reflected as a separate line item on any invoice.	5.5.1 Все платежи, подлежащие оплате нам по настоящему Соглашению, не включают суммы НДС, который может подлежать начислению. Суммы НДС исчисляются в дополнение к суммам платежей и указываются отдельной строкой в соответствующем счете.

5.5.2 You acknowledge that this Agreement contemplates that (other than U.K. income taxes) with respect to any transactions or payments contemplated by or pursuant to this Agreement, payments required to be made by you to us or to any of our Affiliates pursuant to this Agreement (including payment of Service Fees and any Liquidated Damages and interest) shall be the gross amount determined according to the applicable paragraph of this Agreement without deduction for any taxes, including any non-resident withholding taxes which may be imposed on payments by you to us or any of our Affiliates.	5.5.2 Настоящим вы подтверждаете, что согласно настоящему Соглашению (за исключением налогов на прибыль в Соединенном Королевстве) с сумм сделок или платежей, предусмотренных настоящим Соглашением или следующих из его условий, все платежи, которые вы должны перечислять нам или любым из наших Аффилированных Лиц согласно настоящему Соглашению (включая Платежи за Услуги, Заранее Оцененные Убытки и пени), должны быть в сумме «брутто», рассчитанной согласно применимым положениям настоящего Соглашения без вычета каких-либо налогов, включая применимые к нерезидентам удержания налогов у источника получения прибыли, которые могут подлежать начислению на суммы, подлежащие уплате вами нам или нашим Аффилированным Лицам.

5.5.3 If you are required to deduct any withholding tax, value added tax or similar tax from any payment to us or any of our Affiliates, then the amount payable shall be unilaterally increased by us by such amount as is necessary to make the actual amount received (after such withholding tax, value added tax or similar tax and after any additional taxes on account of such additional payment) by us is equal to the amount that would have been received had no withholding been required. In that case, you shall pay the amount required to be withheld to the applicable taxing authority and shall promptly deliver to us receipts of applicable governmental authorities showing that all taxes were properly withheld in compliance with applicable law. Subject to modification by Section 16.1.	5.5.3 Если из сумм, подлежащих уплате нам или нашим Аффилированным Лицам, должен быть вычтен налог, удерживаемый у источника получения прибыли, налог на добавленную стоимость или аналогичный налог, то в этом случае подлежащая уплате сумма должна быть увеличена нами в одностороннем порядке настолько, чтобы фактически полученная нами сумма (после уплаты вами налога на прибыль, удерживаемого у источника, налога на добавленную стоимость или аналогичного налога, а также любых других налогов) была такой, какую мы получили бы в случае отсутствия требований удержаний. В этом случае вы выплачиваете соответствующим налоговым органам сумму, подлежащую удержанию, и незамедлительно предоставляете нам соответствующие квитанции об оплате в подтверждение того, что все налоги были надлежащим образом уплачены в соответствии с применимым законодательством. Подлежит изменению положениями Раздела 16.1.

5.5.4 In the event any jurisdiction imposes or seeks to impose any taxes on us or any of our Affiliates (other than U.K. income taxes) as a result of or in connection with the transactions contemplated by this Agreement or receipt of payment therefor, you agree to indemnify and hold us and our Affiliates harmless on an after-tax basis, for the full amount of (1) any such additional taxes, (2) any penalties, interest or additional taxes with respect thereto, (3) any expenses incurred in connection with contesting the imposition of such additional taxes, and (4) any other costs or expenses incurred in connection therewith.	5.5.4 В том случае, если уполномоченные органы любой юрисдикции обяжут или попытаются обязать нас или любое из наших Аффилированных Лиц платить любые иные налоги (за исключением налога на прибыль в Соединенном Королевстве) в результате или в связи с коммерческими сделками, предусмотренными настоящим Соглашением или в связи с получением соответствующих платежей, вы обязуетесь освободить нас и наши Аффилированные Лица от ответственности за уплату любых сумм с посленалоговой суммы и возместить ущерб в полном размере (1) любых таких дополнительных налогов, (2) любых штрафов, пеней или налогов, начисленных дополнительно, (3) любых расходов, понесенных в связи с оспариванием начисления дополнительных налогов и (4) любых других расходов или затрат, понесенных в связи с этой ситуацией.

5.6 Payments in U.S. Dollars.	5.6 Оплата в Долларах США.

5.6.1 Unless we instruct you otherwise in writing, all payments shall be made in U.S. Dollars upon presentation to you by us of an invoice and an acceptance act in a form agreed between you and us. You shall maintain a bank account with sufficient funds, on deposit, in U.S. Dollars to cover all required and permitted withdrawals. In addition, we reserve the right to require that all payments be made by wire transfer to the account that we indicate, in immediately available funds, and you shall promptly execute and cause to be executed all documents we request to authorize and facilitate the required wire transfers.	5.6.1 Если вы не получите от нас иных указаний в письменной форме, все платежи должны производиться в Долларах США по получении вами от нас счета и акта приемки по форме, согласованной между вами и нами. Вы должны будете держать такое количество средств на депозитном банковском счете в Долларах США, которого будет достаточно для покрытия всех требуемых сумм, разрешенных к списанию со счета. Кроме того, мы оставляем за собой право требовать, чтобы все платежи производились посредством банковского перевода на указанный нами счет с немедленным зачислением средств, и чтобы вы оперативно подписывали и обеспечивали подписание всех документов, которые мы вам для этого направим, и оказывать содействие в осуществлении банковских переводов.

5.6.2 To the extent any payments require conversion to U.S. Dollars, whether by electronic funds transfer, wire transfer, or otherwise, such amounts due to us shall be initially calculated in local currency, and then converted to U.S. Dollars as of the date upon which such payments are due hereunder (or if the authorized foreign exchange bank designated by us is not open on such date, then the immediately preceding day on which such authorized foreign exchange bank is open), as long as such payments are timely made. Conversion shall be based on the transfer rate at which local currency can be converted to U.S. Dollars for transfer to the United States of America at an authorized foreign exchange bank designated by us from time to time. All fees assessed in connection with conversion of currencies or transmittal of payment shall be borne by you. If any payment is made after the due date and the applicable exchange rate in effect on the due date varies from the rate in effect on the date of actual payment, the exchange rate most favourable (of those on the due date and on the date of actual payment) to us shall be used in calculating the amount of the payment to be made by you.	5.6.2 Если условия платежа предполагают конвертацию валют в Доллары США, будь то платеж посредством электронного перевода средств, банковского перевода или иным образом, подлежащие оплате нам суммы первоначально следует рассчитывать в местной валюте, а затем конвертировать в Доллары США по курсу на дату, когда соответствующая сумма подлежит уплате по условиям этого Соглашения (либо, если указанный нами для обменной операции банк в этот день не работает, то по курсу на ближайший предшествовавший рабочий день этого банка), при условии, что платежи осуществляются своевременно. Пересчет должен производиться по курсу обмена, по которому местная валюта может быть конвертирована в Доллары США для перевода в США через банки, уполномоченные совершать валютные операции, названия которых мы будем вам периодически сообщать. Все расходы по операциям обмена местной валюты на Доллары США и перечислению средств подлежат оплате вами за свой счет. Если платеж производится с задержкой и если курс обмена на эту дату платежа отличается от курса обмена на дату, когда платеж должен был быть произведен, для целей расчета суммы платежа необходимо использовать курс обмена, являющийся более выгодным для нас (при выборе между курсами обмена на эти две даты).

5.7 Payment Restrictions.	5.7 Ограничения на Осуществление Платежей.

You shall notify us immediately in writing if at any time legal restrictions shall be imposed on the purchase of U.S. Dollars or the transfer to or credit of a non-resident corporation in Uzbekistan with payments in U.S. Dollars. You shall use your best efforts to obtain any consents or authorizations, which may be necessary in order to permit timely payments in U.S._Dollars of all amounts payable hereunder. Alternatively, you shall obtain any consents or authorizations which may be necessary in order to effect payment to another convertible currency (Euro, Pound Sterling, etc.) chosen by us. If an alternative currency settlement is also not possible, while such restrictions are in effect, we may require you to deposit all amounts due but unpaid as a result of such a restriction in any type of account, in any bank or institution we designate and in any currency we designate that is available to you and you shall obtain any consents or authorizations which may be necessary for opening such bank account and depositing due amounts thereon. We shall be entitled to all interest earned on such deposits. We shall bear all risk of loss with respect to the deposited funds and interest payable thereon once you deposit such funds properly in the designated account. In the event such restrictions are in place for ninety (90) days or longer, we shall have the right, but not the obligation, to terminate this Agreement upon notice to you.	Вы должны будете незамедлительно уведомить нас в письменном виде, если в какой-либо момент будут введены законодательные ограничения на покупку Долларов США или на переводы и зачисление средств в Долларах США на счета компаний, не являющихся резидентами Узбекистана. Вы должны будете приложить все возможные усилия для того, чтобы получить разрешения и согласования уполномоченных органов, которые могут оказаться необходимыми для своевременного осуществления всех платежей Долларах США, предусмотренных настоящим Соглашением. В качестве альтернативы вы получите любые разрешения и согласования уполномоченных органов, которые могут оказаться необходимыми для осуществления оплаты в другой свободно конвертируемой валюте (евро, фунтах стерлингов и т.д.) по нашему выбору. Если оплата в альтернативной валюте также невозможна, то в течение периода действия таких ограничений мы можем потребовать, чтобы вы откладывали все подлежащие оплате, но не выплаченные суммы на депозитный счет любого типа и в любом банке или финансовом учреждении, которые мы укажем, в любой из указанных нами и доступных для вас валют, а вы получите любые разрешения и согласования уполномоченных органов, которые могут оказаться необходимыми для открытия такого счета или размещения на нем причитающихся нам средств. Мы имеем право на все банковские проценты, начисленные на суммы на таких депозитных счетах. После надлежащего перечисления вами подлежащих уплате сумм на указанный нами депозитный счет все риски потерь по данным депонированным средствам и начисленным на них банковским процентам переходят к нам. В том случае, если указанные ограничения остаются в силе в течение 90 (девяноста) дней или дольше, мы будем иметь право, но не обязательство, расторгнуть настоящее Соглашение, направив вам соответствующее уведомление.

5.8 Government Fees/Taxes.	5.8 Государственные пошлины/Налоги

You shall reimburse us for any and all fees, taxes or charges we incur on your behalf in connection with this Agreement.	Вы обязуетесь возмещать нам суммы всех платежей, налогов или сборов, которые мы уплатили в ваших интересах в связи с настоящим Соглашением.

6. Indemnification and Insurance.	6. Возмещение Убытков и Страхование.
6.1 Indemnity.	6.1 Возмещение убытков.
Independent of your obligation to procure and maintain insurance, you will indemnify, defend and hold the Indemnitees harmless, to the fullest extent permitted by law, from and against all Losses and Expenses, incurred by any Indemnitee for any investigation, claim, action, suit, demand, administrative or alternative dispute resolution proceeding, relating to or arising out of any transaction, occurrence or service at, or involving the operation of, the Facility, any payment you make or fail to make to us, any breach or violation of any contract or any Legal Requirements or ruling by, or any act, error or omission (active or passive) of, you, any party associated or affiliated with you or any of the owners, officers, directors, employees, agents or contractors of you or your Affiliates, including when you are alleged or held to be the actual, apparent or ostensible agent of the Indemnitee, or the active or passive negligence of any Indemnitee is alleged or proven. You have no obligation to indemnify an Indemnitee for damages to compensate for property damage or personal injury if a court of competent jurisdiction makes a final decision not subject to further appeal that the Indemnitee engaged in wilful misconduct or intentionally caused such property damage or bodily injury. This exclusion from the obligation to indemnify shall not, however, apply if the property damage or bodily injury resulted from the use of reasonable force by the Indemnitee to protect persons or property.	Независимо от вашей обязанности приобрести и поддерживать в силе страховку, вы гарантируете Получателям Возмещения возмещение и освобождаете их, в максимально возможной степени, разрешенной законом, от всех Убытков или Расходов, возникших у любого Получателя Возмещения вследствие любого расследования, претензии, иска, требования, административного производства или альтернативных мер по разрешению споров, возникших в результате любой сделки, случая или предоставления услуги, либо в связи с эксплуатацией Объекта, любым платежом, который вы совершили или не совершили в наш адрес, любого нарушения или невыполнения любого договора или любых Требований Законодательства или постановлений, или любого действия, ошибки или бездействия (как активного, так и пассивного) с вашей стороны, со стороны любого лица, ассоциированного или аффилированного с вами, или любых ваших владельцев, должностных лиц, директоров, работников, агентов или подрядчиков, владельцев, должностных лиц, директоров, работников, агентов или подрядчиков ваших Аффилированных Лица, в том числе в случаях, когда вас считают или признают фактическим, предполагаемым или формальным агентом Получателя Возмещения, или в случае, если будет предполагаться или будет доказана небрежность любого Получателя Возмещения, заключающаяся в действии или бездействии. Вы не обязаны предоставлять Получателю Возмещения гарантию возмещения ущерба с целью компенсации вреда, причиненного имуществу или здоровью людей в случае, если компетентный суд вынесет окончательное и не подлежащее обжалованию решение о том, что Получатель Возмещения умышленно совершил виновные действия или намеренно причинил вред имуществу или нанес телесное повреждение. Вместе с тем, данное освобождение от обязанности возмещения не применяется в случае, если вред имуществу или телесное повреждение произошли вследствие применения Получателем Возмещения с нашей стороны разумных усилий, направленных на защиту лиц или имущества.

6.2 Indemnity Procedures.	6.2 Порядок возмещения убытков.
You will respond promptly to any matter described in the preceding paragraph, and defend the Indemnitee. You will reimburse the Indemnitee for all costs of defending the matter, including reasonable attorneys’ fees, incurred by the Indemnitee if your insurer or you do not assume defence of the Indemnitee promptly when requested, or separate counsel is appropriate, in our discretion, because of actual or potential conflicts of interest. We must approve any resolution or course of action in a matter that could directly or indirectly have any adverse effect on us or the Chain, or could serve as a precedent for other matters.	Вы должны своевременно реагировать на любую ситуацию, описанную в предыдущем пункте, и принимать меры по ограждению Получателя Возмещения от ответственности. Вы будете обязаны возместить Получателю Возмещения все затраты на защиту, в том числе разумные гонорары адвокатов, произведенные Получателем Возмещения в случае, если ваш страховщик или вы не примете своевременные меры по обеспечению защиты Получателя Возмещения по требованию, или в случае, если, по нашему усмотрению, будет целесообразно привлечение независимого консультанта ввиду фактического или потенциального конфликта интересов. Мы должны утверждать любое решение или план действий в вопросе, который может прямо или косвенно оказать негативное влияние на нас или на Сеть, либо может стать прецедентом для других дел.
6.3 Insurance Coverage.	6.3 Страховое покрытие.
You, at your expense, shall include us as an additional insured under each of the insurance policies required to be obtained and maintained by you under Section 3.10 of the Sublicense Agreement.	Вы должны за свой счет включить нас в качестве дополнительного застрахованного лица в каждый из страховых полисов, которые вы обязаны приобрести и поддерживать в силе в соответствии с Разделом 3.10 Сублицензионного Соглашения.

7. Your Assignments, Transfers and Conveyances.	7. Уступка и Передача Вами.
7.1 Transfers by You.	7.1 Передача прав с вашей стороны.
You acknowledge and agree that this Agreement and the Sublicense Agreement and all other agreements entered into with respect to the Facility are integrally related, and that you and the Sublicensee under the Sublicense Agreement at all times during the Term shall be the same person. Accordingly, you may not cause or allow a transfer to occur unless (a) the Transfer is expressly permitted or approved under the Sublicense Agreement, and (b) such Transfer with respect to this Agreement and the Sublicense Agreement is effected simultaneously to the same person, on the same terms and at the same time. We will not agree or provide consent to a Transfer if the proposed transferee is a Prohibited Transferee. For the avoidance of doubt, if the Transfer is approved by us and is properly completed, you will not be responsible for Liquidated Damages upon the execution of a mutual release.	Вы признаете и соглашаетесь с тем, что настоящее Соглашение и Сублицензионное Соглашение, а также все иные договоры, заключенные в отношении Объекта, являются полностью взаимосвязанными, и что вы и Сублицензиат по Сублицензионному Соглашению в любой момент времени в течение Срока должны являться одним и тем же лицом. Соответственно, вы не вправе осуществлять или допускать Передачу, за исключением случаев, когда (a) Передача будет прямо разрешена или одобрена в соответствии с Сублицензионным Соглашением, и (b) такая Передача в отношении настоящего Соглашения и Сублицензионного Соглашения будет осуществляться одновременно в пользу одного и того же лица, на тех же условиях и в одно и то же время. Мы не предоставим наше согласие на Передачу, если предложенный получатель будет являться Запрещенным Правопреемником. Во избежание сомнений, если Передача одобрена нами и успешно завершена, вы не будете нести ответственность за выплату суммы Заранее Оцененных Убытков по факту письменного утверждения об отсутствии взаимных обязательств.
8. Our Assignments.	8. Уступка Нами.
We may assign, delegate or subcontract all or any part of our rights and duties under this Agreement, including by operation of law, without your consent, providing you with a notification of assignment not later than thirty (30) days of such event. We will have no obligations to you after you are notified that our transferee has assumed our obligations under this Agreement except those that arose before we assign this Agreement.	Мы вправе уступать, делегировать или отдавать на субподряд все или любую часть наших прав и обязанностей по настоящему Соглашению, в том числе, в силу действия закона, без вашего согласия, предоставив вам уведомление не позднее 30 (тридцати) дней после такого события. У нас не будет обязанностей перед вами после того, как вы получите уведомление о том, что наш цессионарий принял на себя наши обязанности по настоящему Соглашению, за исключением тех, которые возникли до уступки наших прав и обязанностей по настоящему Соглашению.

9. Default and Termination.	9. Неисполнение и Расторжение.
9.1 Default.	9.1 Неисполнение.
You will be in default under this Agreement if (a) you do not pay us or any of our Affiliates, when a payment is due under this Agreement or under any other instrument, debt, agreement or account with us related to the Facility (including RMA Fees), (b) you do not perform any of your other obligations when this Agreement or the System Standards Manual require, or (c) if you otherwise breach this Agreement or the Sublicense Agreement. We may terminate this Agreement by written notice to you under Section 9.2, if your default is not cured within (i) ten (10) days after the receipt of our written notice that you have not filed your monthly report, paid us any amount that is due or breached your obligations regarding Confidential Information, or (ii) thirty (30) days after the receipt of our written notice of any other default (except as noted below.). We will not exercise our right to terminate if you have completely cured your default, or until any waiting period required by law has elapsed. In the case of quality assurance default, if you have acted diligently to cure the default but cannot do so and have entered into a written improvement agreement with us within thirty (30) days after the failing inspection, you may cure the default within ninety (90) days after the failing inspection. We may terminate this Agreement if you do not perform that improvement agreement. We may condition cure of a quality assurance default on improving the Facility to meet our then current entry standards for conversion facilities, in which case we will grant you a reasonable time to cure consistent with the time we would grant in a Property Report.	Неисполнение ваших обязательств по настоящему Соглашению наступает, если (a) вы не осуществите платеж в нашу пользу или в пользу какого-либо из наших Аффилированных Лиц по наступлении срока платежа по настоящему Соглашению или по любому иному финансовому инструменту, долгу, договору или счету с нами в отношении Объекта (в том числе уплату Сбора на РМА), (b) вы не исполните какое-либо из других ваших обязательств, исполнение которых требуется по настоящему Соглашению или в соответствии с Инструкцией по Применению Стандартов Системы, или (c) вы иным образом нарушите условия настоящего Соглашения или Сублицензионного Соглашения. Мы вправе прекратить действие настоящего Соглашения, направив вам письменное уведомление в соответствии с Разделом 9.2, если при неисполнении вами обязательств вы не устраните нарушения в течение (i) 10 (десяти) дней с даты получения нашего письменного уведомления о том, что вы не представили нам свой ежемесячный отчет, не уплатили нам какую-либо причитающуюся сумму или нарушили ваши обязательства в отношении Конфиденциальной Информации, либо (ii) 30 (тридцати) дней после получения нашего письменного уведомления о каком-либо ином неисполнении обязательств (за исключением указанных ниже). Мы не будем использовать наше право расторгнуть Соглашение, если вы полностью устранили допущенное вами нарушение, или до тех пор, пока не истечет срок ожидания, установленный законом. В случае нарушения условий по обеспечению качества, если вы должным образом действовали для устранения нарушения, но не смогли его устранить и заключили с нами письменное соглашение об улучшении в течение 30 (тридцати) дней после проверки, выявившей нарушение, то вы может устранить нарушение в течение 90 (девяноста) дней после проведения такой проверки. Мы вправе расторгнуть настоящее Соглашение, если вы не выполните такое соглашение об улучшении. Мы вправе установить условия для устранения нарушений условий по обеспечению качества, которые буду предусматривать улучшения Объекта для соответствия нашим текущим «входным» стандартам для перепрофилируемых объектов. В этом случае для устранения нарушения мы предоставим вам разумный срок, соответствующий сроку, который мы бы предоставили на основании Отчета об Объекте.

9.2 Termination.	9.2 Расторжение.
We may immediately terminate this Agreement, without an opportunity to cure, if the Opening Date has not occurred by the Opening Date Deadline, effective when we send written notice to you or such later date as required by law or as stated in the notice, when:	Мы вправе немедленно расторгнуть настоящее Соглашение без предоставления возможности устранения нарушения, если Дата Открытия не наступит раньше Крайнего Срока Открытия, с момента направления вам письменного уведомления или более поздней даты, установленной законом или указанной в уведомлении,
(1) you do not cure a default as provided in Section 9.1,	(1) если вы не устраните нарушения в порядке, предусмотренном Разделом 9.1,
(2) you discontinue operating the Facility as a “Wyndham “,	(2) если вы прекратите эксплуатацию Объекта под брендом «Уиндэм»,
(3) you do or perform, directly or indirectly, any act or failure to act that in our reasonable judgment is or could be injurious or prejudicial to the goodwill associated with the Marks or the System,	(3) в случае вашего прямого или косвенного действия или бездействия, которое, по нашему обоснованному мнению наносит или может нанести вред или ущерб репутации Знаков или Системы,
(4) you lose possession or the right to possession of the Facility (except for the Transfer approved by us under Section 7),	(4) если вы утратите владение или право на владение Объектом (за исключением Передачи, утвержденной нами согласно Разделу 7),
(5) you (your Affiliate, or any guarantor) suffer the termination of a trademark license agreement with us or one of our Affiliates for another facility, based on your (your Affiliate or any guarantor’s) default,	(5) если будет расторгнутолюбое иное соглашение о предоставлении прав на использование торговых знаков между вами (вашим Аффилированным лицом или каким-либо поручителем) и нами или одним из наших Аффилированных Лиц, в отношении другого объекта по причине вашего нарушения такого соглашения (вашим Аффилированным лицом или поручителем),
(6) you intentionally maintain false books and records or submit a materially false report for the Facility to us, in breach of the Sublicense Agreement,	(6) если вы будете умышленно вести ложные учетные записи в отношении Объекта или представлять нам отчеты, содержащие существенно недостоверные сведения, в нарушение положений Сублицензионного Соглашения,
(7) you (or any guarantor) generally fail to pay debts as they come due in the ordinary course of business,	(7) если вы (или какой-либо поручитель) не обеспечите в целом своевременное погашение задолженности в ходе обычной деятельности,
(8) you, any guarantor or any of your owners or agents misstated to us or omitted to tell us a material fact to obtain or maintain this Agreement with us,	(8) если вы, какой-либо поручитель или какой-либо из ваших владельцев или агентов, сообщили нам недостоверные сведения или скрыли от нас существенный факт с целью заключения или продления настоящего Соглашения с нами,

(9) you receive two (2) or more notices of default from us in any one (1) year period (unless you cured the defaults within the time permitted in accordance with our notice of default),	(9) если вы получите от нас 2 (два) или более уведомления о неисполнении обязательств в течение 1 (один) год (если только вы не устранили подобные нарушения в течение срока, разрешенного в нашем уведомлении о нарушении),
(10) a violation of Section 7 occurs, or a Transfer occurs before the conditions specified in Section 7 are satisfied,	(10) если будет иметь место нарушение положений Раздела 7 или если произойдет Передача Долей Участия до того, как будут удовлетворены условия, предусмотренные Разделом 7,
(11) you or any of your Equity Interest owners contest in court the ownership or right to franchise or license all or any part of the System or the validity of any of the Marks,	(11) если вы или любой из ваших владельцев Долей Участия будет оспаривать в суде право собственности, или право предоставлять франшизу или выдавать лицензии на всю или часть Системы, или действительность любого из Знаков,
(12) you, any guarantor or the Facility is subject to any voluntary or involuntary bankruptcy, liquidation, dissolution, receivership, assignment, reorganisation, moratorium, composition or a similar action or proceeding that is not dismissed within sixty (60) days after its filing,	(12) если в отношении вас, какого-либо поручителя или Объекта будут осуществляться процедуры добровольного или вынужденного банкротства, ликвидации, роспуска, внешнего управления, уступки, реорганизации, моратория, урегулирования или аналогичного действия или процесса, которые не будут прекращены в течение 60 (шестидесяти) дней после даты начала такого действия или процесса,
(13) you maintain or operate the Facility in a manner that endangers the health or safety of the Facility’s guests, or	(13) если вы будете содержать или эксплуатировать Объект таким образом, что это создаст угрозу здоровью или безопасности постояльцев Объекта, или
(14) the Sublicense Agreement is terminated for any reason.	(14) если по какой-либо причине будет прекращено действие Сублицензионного Соглашения.

9.3 Our Other Remedies.	9.3 Иные средства нашей правовой защиты.
We may suspend the Facility from the Reservation Service for any default or failure to pay or perform under this Agreement or any other written agreement with us relating to the Facility, discontinue Reservation Service referrals to the Facility for the duration of such suspension, and may divert previously made reservations to other Chain Facilities after giving notice of non-performance, non-payment or default. No such suspension shall constitute a waiver or election of remedies, and we reserve our right to terminate this Agreement in accordance with its provisions. All Services Assessment Fees and related Reservation Service user fees accrue during the suspension period. We may deduct points under our quality assurance inspection program for your failure to comply with this Agreement or System Standards. The Reservation Service will be restored after you have fully cured any and all defaults and failures to pay and perform. We may charge you, and you must pay as a condition precedent to restoration of reservation service, a “Reconnection Fee” specified on Schedule A to reimburse us for our costs associated with service suspension and restoration. We may omit the Facility from the Directory if you are in default on the date we must determine which Chain Facilities are included in the Directory. You recognize that any use of the System not in accord with this Agreement will cause us irreparable harm for which there is no adequate remedy at law, entitling us to injunctive and other relief. We may litigate or file an arbitration demand to collect amounts due under this Agreement without first issuing a default or termination notice. Our consent or approval may be withheld if needed while you are in default under this Agreement or may be conditioned on the cure of all your defaults.	Мы вправе приостановить доступ Объекта к Системе Бронирования в случае любого неисполнения обязательств или неуплаты или несовершения действий, предусмотренных настоящим Соглашением или любым иным письменным соглашением с нами в отношении Объекта, и прекратить направление заказов на бронирование в Объект в рамках Системы Бронирования на срок такой приостановки доступа, а также передать ранее оформленные заказы в другие Объекты, входящие в Сеть, после направления уведомления о неисполнении, неуплате или нарушении обязательств. При этом подобная приостановка не будет представлять собой отказ от использования средств правовой защиты или выбор таких средств, и мы сохраняем за собой право расторгнуть настоящее Соглашение в соответствии с его положениями. Все Платежи за Обслуживание и связанные с ними абонентские платежи за предоставление доступа к Системе Бронирования начисляются в течение периода временной приостановки. Мы вправе снижать баллы в рамках нашей программы обеспечения качества в случае несоблюдения вами требований настоящего Соглашения или несоответствия Стандартам Системы. Доступ к Системе Бронирования будет возобновлен после того, как вы полностью устраните любые и все нарушения, погасите неуплаченные суммы и выполните все ваши обязательства. Мы вправе начислить Платеж за Переподключение, указанный в Приложении А, уплата которой вами будет являться предварительным условием для возобновления предоставления услуг бронирования; указанная плата имеет целью компенсацию наших расходов, связанных с приостановкой и возобновлением предоставления услуг. Мы вправе исключить Объект из Справочника в случае наличия у вас задолженности на дату, в которую мы должны принимать решение о включении Объектов Сети в Справочник. Вы признаете, что любое использование Системы не в соответствии с настоящим Соглашением нанесет нам невосполнимый ущерб, для которого не существует достаточного средства правовой защиты, что дает нам право на использование судебных запретов (предписаний) и иных средств судебной защиты. Мы вправе подать иск в суд общей юрисдикции или арбитражный суд для взыскания суммы задолженности по настоящему Соглашению без предварительного направления уведомления о неисполнении обязательств или прекращении Соглашения. Мы вправе не давать нашего согласия или одобрения, если таковое требуется, до тех пор, пока ваше нарушение направления уведомления о неисполнении обязательств или прекращении Соглашения. Мы вправе не давать нашего согласия или одобрения, если таковое требуется, до тех пор, пока ваше нарушение не будет устранено, или условием такого согласия или одобрения будет являться устранение всех ваших нарушений. не будет устранено, или условием такого согласия или одобрения будет являться устранение всех ваших нарушений.

9.4 Your Remedies.	9.4 Ваши средства правовой защиты.
If we fail to issue our approval or consent, as and when required under this Agreement, within a reasonable time of not less than thirty (30) days after we receive all of the information we request, and you believe our refusal to approve or consent is wrongful, you may file an arbitration demand against us to compel us to issue our approval or consent to the obligation. To the extent permitted by applicable law, this action shall be your exclusive remedy. We shall not be responsible for direct, indirect, special, consequential or exemplary damages, including, but not limited to, lost profits or revenues.	Если мы не предоставим свое одобрение или согласие, когда это требуется в соответствии с настоящим Соглашением, в разумный срок не менее, чем 30 (тридцать) дней после получения нами всей информации, затребованной нами, и вы считаете, что наш отказ дать одобрение или согласие является неправомерным, вы вправе подать против нас иск в арбитражный суд с тем, чтобы обязать нас дать соответствующее одобрение или согласие. В пределах, разрешенных применимым законодательством, подобный иск будет являться вашим исключительным средством правовой защиты. Мы не несем ответственности за прямые, косвенные, особые, побочные или штрафные убытки, в том числе, без ограничения, упущенную прибыль или выручку.
10. Liquidated Damages.	10. Заранее Оцененные Убытки.
10.1 Generally.	10.1 Общие положения.
If we terminate this Agreement after the Opening Date under Section 9.2 or you terminate this Agreement (except pursuant to Section 11.3 of the Sublicense Agreement), you will pay us [***] following the date of termination, as Liquidated Damages, an amount equal to the [***]. If the Facility has been open for fewer than twenty-four (24) full calendar months, then the amount shall be the [***]. You will also pay any applicable Taxes assessed on such payment and Interest calculated under Section 5.3 accruing from [***]. You acknowledge that Liquidated Damages are payable as a reasonable measure of our claims for lost future Service Fees under this Agreement. Our right to receive other amounts due under this Agreement is not affected. Notwithstanding the foregoing, if this Agreement is terminated within the last two (2) years of the Term, you agree to pay us Liquidated Damages equal to [***].	В случае, если мы расторгнем настоящее Соглашение после Даты Открытия на основаниях, предусмотренных Разделом 9.2, или если вы расторгнете настоящее Соглашение (за исключением оснований, предусмотренных Разделом 11.3 Сублицензионного Соглашения), вы должны уплатить нам [***]после даты расторжения Заранее Оцененные Убытки в размере, равном [***]. Если Объект работал менее 24 (двадцать четыре) полных календарных месяцев, [***]. Вы также будете должны уплатить любые применимые Налоги, начисленные на такой платеж, а также Проценты, рассчитанные в соответствии со Разделом 5.3, начисление которых начнется через 30 (тридцать) дней после даты расторжения. Настоящим вы подтверждаете, что Заранее Оцененные Убытки уплачиваются как разумная мера компенсации наших требований в отношении недополученных в будущем сумм Платежей за Услуги по настоящему Соглашению. Вышесказанное не затрагивает наше право на получение иных сумм, причитающихся по настоящему Соглашению. Независимо от вышеизложенного, [***].

10.2 Condemnation Payments.	10.2 Платежи в случае Принудительного Отчуждения.
In the event a Condemnation is to occur, you will continue to pay us Service Fees as long as the Facility is open and operates as “Wyndham”, and in any case until the Condemnation date. You will pay us Liquidated Damages, as a reasonable measure of our lost future income, equal to the [***]. The payment shall be made within [***] after Condemnation is completed (when you close the Facility or you deliver it to the condemning authority or its designee).	В случае ожидаемого Принудительного Отчуждения, вы будете продолжать платить нам Платежи за Услуги, до тех пор пока Объект открыт и эксплуатируется как «Уиндэм», и в любом случае до даты Отчуждения. Вы будете выплачивать нам Заранее Оцененные Убытки в качестве разумной меры потерянного нами будущего дохода, равной сумме [***]. Оплата должна быть произведена в течение [***] после завершения Принудительного Отчуждения (когда вы закрываете Объект или передаете его отчуждающему органу или назначенному им лицу).
11. Your Duties At and After Termination.	11. Ваши Обязанности на Момент Прекращения и После Прекращения.
Upon expiration of the Term or if the Sublicense or this Agreement terminates for any reason whatsoever:	По истечении Срока или в случае прекращения Сублицензии или настоящего Соглашения по какой бы то ни было причине:
11.1 System Usage Ceases	11.1 Прекращение использования Системы.
You will immediately stop using the Reservation Service and any other Services provided hereunder. You will cease using all marketing materials or Internet marketing that use any Marks to identify the Facility. You will transfer to us any domain names you own that include any material portion of the Marks.	Вы должны незамедлительно прекратить пользоваться Системой Бронирования и любыми иными Услугами, оказываемыми в соответствии с настоящим Соглашением. Вы должны прекратить использовать все маркетинговые материалы и материалы для Интернет-маркетинга, в которых для индивидуализации Объекта используются какие-либо Знаки. Вы передадите нам любые принадлежащие вам имена доменов, которые включают любую существенную часть Знаков.

11.2 Other Duties.	11.2 Прочие обязанности.
You will pay all amounts owed to us under this Agreement within [***]. You will owe us Services Assessment Fees on Gross Room Revenues accruing while the Facility is identified as “Wyndham”, including the Services Assessment Fees and Commissions, for so long as the Facility receives service from the Reservation Service. We may immediately remove the Facility from the Reservation Service and divert reservations as authorized in Section 9.3. We may notify third parties that the Facility is no longer associated with the Chain. You must remove software (including archive and back-up copies) for accessing the Reservation Service and return all copies of the System Standards Manual, Confidential Information, equipment and all other personal property of ours, and paint over or remove and sell to us for [***], all or part of any interior or exterior Mark-bearing signage (or signage face plates), including billboards, whether or not located at the Facility. In the event that we must obtain a court order and/or recover the items above, you will promptly pay or reimburse us for our cost of removing such items, net of the [***] purchase price for signage. We will exercise reasonable care in removing or painting over signage. We will have no obligation or liability to restore the Facility to its condition prior to removing the signage. We shall have the right, but not the obligation, to purchase some or all of the Facility’s Mark-bearing FF&E and supplies at the lower of their cost or net book value, with the right to set off their aggregate purchase price against any sums then owed us by you.	Вы уплатите все суммы, причитающиеся нам по настоящему Соглашению, [***]. Вы должны будете выплатить нам Платеж за Обслуживание, исходя из Валовой Выручки от Гостиничных Номеров, начисленного за весь срок, в течение которого Объект носит название «Уиндэм», в том числе Платеж за Обслуживание и Комиссионные Вознаграждения, пока Объект пользуется услугами Системы Бронирования. Мы вправе немедленно отключить Объект от Системы Бронирования и перенаправлять заявки на бронирование в соответствии с Разделом 9.3. При этом мы вправе сообщить третьим лицам о том, что Объект более не имеет отношения к Сети. Вы должны удалить программное обеспечение (в том числе архивные и резервные копии), используемое для доступа к Системе Бронирования, и вернуть все копии Инструкции по Применению Стандартов Системы, Конфиденциальной Информации, оборудования и всю иную принадлежащую нам собственность, и закрасить или демонтировать и продать нам за [***] полностью или часть любых внутренних или наружных вывесок, маркированных Знаками, (или лицевые панели), включая рекламные щиты, размещенные внутри или за пределами Объекта. Если нам потребуется получить судебный приказ и (или) самостоятельно возвратить себе указанные выше объекты, вы своевременно выплатите или компенсируете нам наши затраты на демонтаж таких объектов, за вычетом цены за вывески в размере [***] При демонтаже или закраске вывесок мы будем соблюдать должную осмотрительность. На нас не будут возлагаться обязательства и ответственность в связи с восстановлением состояния Объекта, существовавшего до демонтажа вывесок. Мы вправе, но не обязаны, приобрести часть или все Оборудование и вспомогательные материалы Объекта, маркированные Знаками, по их цене или по балансовой стоимости (в зависимости от того, что ниже), с правом зачета их общей стоимости в счет любых сумм, которые вы должны уплатить нам.
11.3 Advance Reservations.	11.3 Заблаговременное бронирование.
The Facility will honour any advance reservations, including group bookings, made for the Facility prior to termination at the rates and on the terms established when the reservations are made and pay when due all related agent and other fees and commissions.	Объект обязан удовлетворять любые заявки на бронирование, в том числе групповые заявки, заблаговременно направленные Объекту до прекращения, по расценкам и на условиях, действующих на момент подачи соответствующей заявки, а также своевременно уплачивать все соответствующие агентские и иные платежи и комиссионные сборы.

11.4 Survival of Certain Provisions.	11.4 Продолжение действия некоторых положений.
Sections 5 (as to amounts accruing through termination), 6, 9.3, 10, 11, 13, 14 and 15 survive termination of the Sublicense and this Agreement, whether termination is initiated by you or us, even if termination is wrongful.	Разделы 5 (в отношении сумм, начисляемых в результате прекращения действия Соглашения) 6, 9.3, 10, 11, 13, 14 и 15 сохраняют действие после прекращения Сублицензии и настоящего Соглашения, независимо от того, инициировано расторжение вами или нами, даже если расторжение является неправомерным.
12. Your Representations and Warranties.	12. Ваши Заверения и Гарантии.
Your representations and warranties under Section 14 of the Sublicense Agreement are hereby incorporated into this Agreement by reference in accordance with Section 1.5.	Ваши заверения и гарантии в Разделе 14 Сублицензионного Соглашения включены в настоящее Соглашение посредством ссылки в соответствии с Разделом 1.5.
13. Proprietary Rights.	13. Имущественные Права.
13.1 Proprietary Rights.	13.1 Имущественные права.
You acknowledge and agree that this Agreement does not grant you any license, use or other propriety right, title or interest whatsoever in any of the Services or any intellectual property rights whatsoever related thereto, and that all of your rights therein, if any, are governed solely by the Sublicense Agreement.	Вы признаете и соглашаетесь, что настоящее Соглашение не предоставляет вам какой бы то ни было лицензии, права пользования или любого иного права на собственность, правового титула или имущественного права на любые Услуги или любые права интеллектуальной собственности, связанные с ними, и что все ваши права, если таковые имеются, регулируются исключительно Сублицензионным Соглашением.
13.2 Confidential Information.	13.2 Конфиденциальная Информация.
The provisions regarding confidentiality in the Sublicense Agreement shall apply to this Agreement and the Services in all respects. For this purpose, the provisions of Section 15.4 of the Sublicense Agreement are hereby incorporated in this Agreement in accordance with Section 1.5. This Section 13.2 shall survive the expiration or termination of this Agreement.	Положения о конфиденциальности Сублицензионного Соглашения применяются к настоящему Соглашению и Услугам во всех отношениях. Для этой цели, положения Раздела 15.4 Сублицензионного Соглашения включены в настоящее Соглашение в соответствии с Разделом 1.5. Настоящий Раздел 13.2 будет сохранять свою юридическую силу после прекращения или истечения срока действия настоящего Соглашения.
14. Relationship of Parties.	14. Отношения Сторон.
Section 16 of the Sublicense Agreement is hereby incorporated into this Agreement by reference in accordance with Section 1.5.	Раздел 16 Сублицензионного Соглашения включен в настоящее Соглашение посредством ссылки в соответствии с Разделом 1.5.

15. Legal Matters.	15. Правовые Вопросы.
Section 17 of the Sublicense Agreement is hereby incorporated into this Agreement by reference in accordance with Section 1.5 hereof.	Раздел 17 Сублицензионного Соглашения включен в настоящее Соглашение путем отсылки к нему в соответствии с Разделом 1.5.
16. Special Stipulations.	16. Специальные Положения.
The following special stipulations apply to this Agreement and supersede any inconsistent or conflicting provisions. You acknowledge that these stipulations and any changes made to the body of the Agreement at your request or in response to other changes to our form Agreement are the product of arms’ length negotiations with us and represent mutually agreed, material inducements to enter into this Agreement, beneficial to you and supported by adequate consideration from both parties. These are personal to you and are not transferable or assignable except to a Permitted Transferee.	Следующие специальные положения применяются к настоящему Соглашению и имеют преимущественную силу в отношении любых несоответсвующих или противоречащих друг другу положений. Вы признаете, что эти положениияи и любые изменения сделанные в тексте Соглашения по вашей просьбе или в ответ на другие изменения в нашу форму Соглашения являются итогом независимых переговоров с нами и представляют согласованные материальные стимулы для заключения настоящего Соглашения, выгодные вам и подтвержденные адекватным встречным предоставлением обеих сторон. Эти положения являются личными для вас и не подлежат передаче или уступке кому-либо, кроме как Разрешенному Получателю.

16.1. Net Withholding.	16.1. Компенсация уплаченного.
You shall pay to us an amount equal to any sales, use, gross receipts, value added, excise, goods and services or similar tax assessed against us by any governmental authority that are calculated on continuing payments required to be paid by you under this Agreement, other than income or franchise taxes assessed against us. In addition, all amounts payable to us shall be paid by you without deduction for any value added or other taxes, duties or other deductions required under the tax laws and tax treaties in the jurisdiction in which the Facility is located (“Other Taxes”) and all payments to us under this Agreement shall be increased to the extent necessary to provide us with the same net amount that we would have received if no Other Taxes had been applicable to such payments. However, if you are required by law in the jurisdiction where the Facility is located to withhold income taxes (“Withholding Taxes”) on amounts payable to us, than you shall deduct and: (a) remit to the applicable governmental authority on a timely basis all Withholding Taxes so withheld; (b) provide to us an official receipt issued by such Governmental Authority for payment of such Withholding Taxes within thirty (30) days of such payment; and (c) set forth in a remittance report to be submitted to us within fifteen (15) days of each such payment the amount of such Withholding Taxes. You shall be responsible for the determination of the correct amount of Withholding Taxes payable in accordance with the applicable Legal Requirements, and you shall indemnify and hold us harmless and our shareholders and Affiliates and their respective partners, shareholders, directors, officers, employees and agents from and against all Liabilities for unpaid or underpaid Withholding Taxes (including any Liabilities for the payment of interest, surcharges, penalties, damages and expenses) that may be imposed, levied or assessed by the applicable governmental authority.) Notwithstanding the foregoing, you shall not withhold any Withholding Taxes to the extent that we are entitled to the benefit of a reduced rate or an exemption from Withholding Taxes under an applicable double taxation agreement or treaty. Further, we and you will cooperate in obtaining all reductions in or exemptions from Withholding Taxes.	Вы оплатите нам сумму, равную любому налогу с продаж, использования, валового дохода, добавленной стоимости, акцизу, налогу с реализации товаров и услуг или подобному налогу, предъявленному нам любым государственным органом, рассчитываемому исходя из периодических платежей, подлежащих уплате по настоящему Соглашению, отличному от подоходного или концессионного налога, предъявленного нам. Кроме этого, все уплачиваемые нам суммы должны быть уплачены вами без вычета налога на добавленную стоимость или иных налогов, сборов или других выплат, производящихся в соответствии с налоговыми законами или налоговыми соглашениями в юрисдикциях, в которых находиться Объект («Другие Налоги»), и все платежи, причитающиеся нам, должны быть увеличены на сумму, необходимую для того, чтобы мы получили ту же сумму, которую мы бы получили, если бы Другие Налоги не были применимы к таким платежам. Тем не менее, если в соответствии с законодательством места нахождения Объекта от вас требуется удержание любых налогов у источника выплаты («Налоги у источника») на суммы, подлежащие уплате нам, тогда вы должны удержать и: (а) своевременно перечислить соответствующему государственному органу все Налоги у источника, удержанные таким образом; (б) предоставить нам официальное подтверждение такого Государственного Органа об уплате таких Налогов у источника в течение 30 (тридцати) дней с момента такой оплаты; и (в) указать в отчете об уплате налогов, предоставляемом нам в течение 15 (пятнадцати) дней с момента каждого такого платежа, сумму таких Налогов у источника. Вы будете нести ответственность за определение точной суммы Налогов у источника, подлежащих уплате, в соответствии с применимыми Требованиями Законодательства, и вы освободите от ответственности нас и наших акционеров и Аффилированных Лиц и их партнеров, акционеров, директоров, должностных лиц, сотрудников и агентов от всех Обязательств за неуплаченные или недоплаченные Налоги у источника (включая любую Ответственность за пользование денежными средствами, штрафы, пени, убытки и расходы), которым могут быть возложены, взысканы или начислены соответствующими государственными органами). Несмотря на вышеизложенное вы не будете удерживать любые Налоги у источника в случае, если мы имеем право на использование пониженных ставок или освобождение от Налогов у источника в соответствии с применимыми соглашениями об избежание двойного налогообложения. Кроме того, мы с вами будем сотрудничать в получении всех пониженных ставок или освобождений от Налогов у источника.
16.2 Bank Details.	16.2 Банковские Реквизиты.
The following bank account details shall apply to payments to be made in accordance with this Agreement unless and until updated bank details are provided:	Следующие банковские реквизиты применяются для осуществления платежей по Соглашению до предоставления обновленных реквизитов:
WYNDHAM HOTEL GROUP (UK) EAST LIMITED,	WYNDHAM HOTEL GROUP (UK) EAST LIMITED,
[***]	[***]
WIDE TENT SYSTEM LLC [***]	ООО «WIDE TENT SYSTEM» [***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date first stated above.	В ПОДТВЕРЖДЕНИЕ ЧЕГО стороны подписали настоящее Соглашение в Дату Вступления в Силу, указанную в начале настоящего Соглашения.
WYNDHAM HOTEL GROUP (UK) EAST LIMITED:	УИНДЭМ ХОУТЕЛ ГРУП (ЮКей) ИСТ ЛИМИТЕД:

By /Подпись: [signature]

Name: [***] Title: Director Seal Impression [stamp: Wyndham Hotel Group (UK) East Limited Company Number [***]]	Имя: [***]Должность: Директор Оттиск печати
Witness: [signature] Witness Name: [***]	Свидетель: [signature] Имя Свидетеля: [***]
WIDE TENT SYSTEM LLC:	ООО «WIDE TENT SYSTEM»:

By /[***] [signature]

Name: [***] Title: Director Seal Impression [seal: [***]]	Имя: [***] Должность: Директор Оттиск печати [seal: [***]]
Witness: [signature] Witness Name: [***]	Свидетель: [signature] Имя Свидетеля: [***]

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